Exhibit 99.1
Viant Technology Announces Fourth
Quarter and Full Year 2025 Financial Results
Signed multi-year partnership with WHOOP, the human performance company behind world-class wearable technology
Achieved record results across key metrics
Generated record quarterly CTV advertiser spend(1), accounting for 46% of total ad spend in the fourth quarter
IRVINE, Calif., March 11, 2026 – Viant Technology Inc. (Nasdaq: DSP), a leader in AI-powered programmatic advertising, today reported financial results for its fourth quarter and full year ended December 31, 2025.
"Viant delivered record fourth quarter and full year results, with revenue, contribution ex-TAC and adjusted EBITDA surpassing the high end of our guidance for the quarter," said Tim Vanderhook, Co-Founder and CEO, Viant. "Looking forward, we see an unprecedented opportunity to accelerate top and bottom-line growth, led by the recent launch of Outcomes, our fully autonomous AI Decisioning advertising solution. Outcomes is built for the open internet and is uniquely capable of leveraging our industry-leading addressability solutions and proprietary datasets to autonomously plan, build and execute campaigns designed to yield an optimal outcome. With this launch, we have further expanded our total addressable market to include performance budgets across advertisers of all sizes. We believe our go-to-market offering is stronger than ever, putting Viant in position to capitalize on the secular growth opportunities that exist across our strategic priorities: CTV, Addressability and ViantAI."
Fourth quarter and full year 2025 Financial Highlights, year-over-year (in thousands, except percentages and per share data):

	Three Months Ended December 31,			Year Ended December 31,
	2025	2024	Change (%)	2025	2024	Change (%)

	(NM = Not Meaningful)
GAAP
Revenue	$110,124	$90,054	22%	$344,201	$289,235	19%
Gross profit	$51,301	$42,490	21%	$157,585	$132,071	19%
Net income	$20,463	$7,720	165%	$24,096	$12,452	94%
Net income as a percentage of gross profit	40%	18%	NM	15%	9%	NM
Net income attributable to Viant Technology Inc.	$8,256	$1,747	373%	$8,352	$2,362	254%
Earnings per share of Class A common stock—basic	$0.49	$0.11	345%	$0.51	$0.15	240%
Earnings per share of Class A common stock—diluted	$0.31	$0.10	210%	$0.36	$0.14	157%
Class A and Class B common shares outstanding (as of December 31)	63,310			63,310
Cash and cash equivalents (as of December 31)	$191,151			$191,151

Non-GAAP(2)
Contribution ex-TAC	$64,560	$54,359	19%	$208,652	$177,390	18%
Adjusted EBITDA	$24,711	$17,091	45%	$57,424	$44,441	29%
Adjusted EBITDA as a percentage of contribution ex-TAC	38%	31%	NM	28%	25%	NM
Non-GAAP net income	$18,985	$13,831	37%	$41,096	$34,661	19%
Non-GAAP earnings per share of Class A common stock—basic	$0.23	$0.17	35%	$0.50	$0.41	22%
Non-GAAP earnings per share of Class A common stock—diluted	$0.22	$0.15	47%	$0.45	$0.39	15%

Recent Business Highlights:
•Viant has been designated as the Advertising Platform for WHOOP, the human performance company behind world-class wearable technology, and is expected to power their programmatic ad campaigns deployed across the open internet over a multi-year period beginning in Q1 2026.
•CTV reached a record high in the fourth quarter, representing 46% of total advertiser spend on the platform.
•Launched Outcomes, the first fully autonomous advertising solution built for the open-internet, and designed to deliver optimal campaign performance for advertisers. Outcomes leverages Viant's newly developed AI Lattice Brain, a decisioning architecture purpose-built to plan and execute campaigns autonomously by continuously evaluating proprietary data signals including Viant's Household ID, IRIS_ID, supply quality scoring models, historical campaign performance data and more.
•Viant AI Named “Best Strategic AI Platform” in Adweek’s 2025 Tech Stack Awards.
"We concluded a record setting year with exceptional fourth quarter performance and strong momentum as we enter 2026," stated Larry Madden, CFO of Viant. "During the fourth quarter, contribution ex-TAC growth accelerated to 19%, despite a difficult comparison with elevated political advertising in the prior year which weighed on contribution ex-TAC growth by 500 basis points. Adjusted EBITDA increased 45% year-over-year, demonstrating the high level of profitable flow-through inherent in our model. We expect to deliver another record-breaking year in 2026. Fueled by marquee client wins like Molson Coors and WHOOP, among others, we expect to accelerate top-line growth in each quarter throughout 2026, while delivering consistent year-over-year Adjusted EBITDA margin expansion."
Guidance:
For the first quarter 2026, the Company expects:
•Revenue in the range of $83.0 million to $86.0 million
•Contribution ex-TAC in the range of $49.0 million to $51.0 million
•Non-GAAP operating expenses in the range of $40.5 million to $41.5 million
•Adjusted EBITDA in the range of $8.5 million to $9.5 million
Contribution ex-TAC, non-GAAP operating expenses, adjusted EBITDA, adjusted EBITDA as a percentage of contribution ex-TAC, non-GAAP net income, and non-GAAP earnings (loss) per share of Class A common stock—basic and diluted are non-GAAP financial measures. These non-GAAP financial measures should be considered in addition to, but not as a substitute for, the information provided in accordance with U.S. generally accepted accounting principles ("GAAP"). Reconciliations of these non-GAAP financial measures to Viant’s financial results as determined in accordance with GAAP are included at the end of this press release under “Reconciliation of Non-GAAP Financial Measures.” For a description of these non-GAAP financial measures, including the reasons management uses each measure, please see “Non-GAAP Financial Measures” in this press release. We are not able to estimate gross profit, total operating expenses or net income (loss) on a forward-looking basis or reconcile the guidance provided for contribution ex-TAC, non-GAAP operating expenses, or adjusted EBITDA to the closest corresponding GAAP financial measures on a forward-looking basis without unreasonable efforts due to the variability and complexity with respect to the charges excluded from these non-GAAP financial measures; in particular, the impact of future traffic acquisition costs and other platform operations expenses, as well as the measures and effects of our stock-based compensation related to equity grants that are directly impacted by unpredictable fluctuations in our share price and the potential forfeitures of equity grants. We expect the variability of the above charges could have a significant and potentially unpredictable impact on our future GAAP financial results.

(1)We define advertiser spend as the total amount billed to our customers for activity on our platform inclusive of the costs of advertising media, third-party data, other add-on features and our platform fee we charge customers.
(2)For a discussion on how we define, use and calculate these non-GAAP financial measures and a reconciliation thereof to the most directly comparable GAAP financial measures, see “Non-GAAP Financial Measures” and the supplementary schedules under “Reconciliation of Non-GAAP Financial Measures” in this press release.
Supplemental Financial and Other Information:
Supplemental financial and other information can be accessed through Viant’s investor relations website at investors.viantinc.com.

As of December 31, 2025, there were 17.6 million shares of the Company's Class A common stock outstanding and 45.7 million shares of the Company's Class B common stock outstanding. For more information, please refer to our Annual Report on Form 10-K expected to be filed with the Securities and Exchange Commission ("SEC") on March 11, 2026.

Conference Call and Webcast Details:
Viant will host a conference call and webcast to discuss its financial results on Monday, March 11, 2026 at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). A live webcast of the call can be accessed from Viant’s Investor Relations website. An archived version of the webcast will be available from the same website after the call. Viant Technology has used, and intends to continue to use, the “Investor Relations” section of its website at investors.viantinc.com, its LinkedIn account, the LinkedIn account of its Chief Executive Officer, Tim Vanderhook, the LinkedIn account of its Chief Operating Officer, Chris Vanderhook, its X (formerly known as Twitter) account (@viant_tech), and Chris Vanderhook's X account (@cvanderhook) to post information that may be important to investors. Investors and potential investors are encouraged to consult Viant Technology’s website and the foregoing LinkedIn and X accounts regularly for important information.
About Viant
Viant Technology Inc. (NASDAQ: DSP) is an exclusively buy-side advertising platform powered by artificial intelligence and designed to drive performance across the open internet. Our omnichannel platform purpose-built for CTV turns data and intelligence into scalable, measurable performance for advertisers. With the launch of ViantAI and Outcomes, Viant has been at the forefront of AI innovation in advertising, building the future of fully autonomous solutions. Viant has been recognized for excellence in AI by Adweek, the Business Intelligence Group and MarTech Breakthrough, and is Great Place to Work® certified. Learn more at viantinc.com.

Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995.
Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words such as “guidance,” “believe,” “expect,” “estimate,” "commit," "ensure," "target," “project,” “plan,” “will,” or words or phrases with similar meaning.
Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. Forward-looking statements contained in this press release relate to, among other things, Viant’s projected financial performance and operating results, including our guidance for revenue, contribution ex-TAC, non-GAAP operating expenses, and adjusted EBITDA, as well as statements regarding Viant’s growth prospects and drivers, strategic priorities, new brand partnerships and related pipeline, total addressable market expansion, and impacts from the ViantAI product suite and other offerings. Forward-looking statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties, including, but not limited to, the market for programmatic advertising may develop slower or differently than Viant’s expectations, the demands and expectations of customers, the ability to attract and retain customers, the impact of information and data privacy trends and regulations on our business and competitors, risks related to the use of artificial intelligence technologies, and other economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. Investors are referred to our filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 expected to be filed on March 11, 2026 and subsequent Quarterly Reports on Form 10-Q and other filings, for additional information regarding the risks and uncertainties that may cause actual results to differ materially from those expressed in any forward-looking statement. We do not intend and undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by applicable law.

Media Contact:
Marielle Lyon
press@viantinc.com
Investor Contact:
Nick Zangler
investors@viantinc.com

VIANT TECHNOLOGY INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited; in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
Revenue	$110,124	$90,054	$344,201	$289,235
Operating expenses(1):
Platform operations	58,823	47,564	186,616	157,164
Sales and marketing	18,348	14,756	64,801	53,750
Technology and development	8,229	7,062	30,534	23,740
General and administrative	12,030	14,769	50,172	51,103
Total operating expenses	97,430	84,151	332,123	285,757
Income from operations	12,694	5,903	12,078	3,478
Other expense (income), net:
Interest income, net	(1,428)	(2,088)	(6,099)	(9,235)
Other expense	1	8	1	12
TRA remeasurement expense	10,565	—	10,890	—
Employee retention credit	(2,845)	—	(2,845)	—
Total other expense (income), net	6,293	(2,080)	1,947	(9,223)
Income before income taxes	6,401	7,983	10,131	12,701
Provision for (benefit from) income taxes	(14,062)	263	(13,965)	249
Net income	20,463	7,720	24,096	12,452
Less: Net income attributable to noncontrolling interests	12,207	5,973	15,744	10,090
Net income attributable to Viant Technology Inc.	$8,256	$1,747	$8,352	$2,362
Earnings (loss) per Class A common stock:
Basic	$0.49	$0.11	$0.51	$0.15
Diluted	$0.31	$0.10	$0.36	$0.14
Weighted-average Class A common stock outstanding:
Basic	16,919	16,166	16,422	16,221
Diluted	65,056	21,633	66,976	20,466
(1) Stock-based compensation and depreciation and amortization included in operating expenses are as follows (in thousands):

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
Stock-based compensation:
Platform operations	$1,034	$601	$3,948	$2,114
Sales and marketing	1,771	1,164	6,860	4,238
Technology and development	1,094	873	3,980	2,717
General and administrative	2,532	3,090	10,052	11,965
Total stock-based compensation	$6,431	$5,728	$24,840	$21,034

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
Depreciation and amortization:
Platform operations	$3,838	$3,402	$14,844	$13,842
Sales and marketing	85	—	319	—
Technology and development	993	456	3,173	1,759
General and administrative	96	252	366	860
Total depreciation and amortization	$5,012	$4,110	$18,702	$16,461

VIANT TECHNOLOGY INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited; in thousands, except share and per share data)

	As of December 31,
	2025	2024
Assets
Current assets:
Cash and cash equivalents	$191,151	$205,048
Accounts receivable, net of allowances	177,139	146,951
Prepaid expenses and other current assets	7,902	10,490
Total current assets	376,192	362,489
Property, equipment, and software, net	35,069	31,482
Operating lease assets, net	19,689	23,663
Intangible assets, net	2,899	3,048
Goodwill	19,190	19,190
Deferred tax assets	17,524	—
Other assets	4,100	932
Total assets	$474,663	$440,804
Liabilities and stockholders' equity
Liabilities
Current liabilities:
Accounts payable	$83,520	$71,320
Accrued liabilities	50,828	47,352
Accrued compensation	12,988	11,513
Deferred revenue	583	581
Current portion of operating lease liabilities	5,080	4,730
Other current liabilities	4,036	9,955
Total current liabilities	157,035	145,451
Long-term debt	—	—
Long-term portion of operating lease liabilities	16,668	21,278
Long-term portion of TRA liability	12,159	—
Total liabilities	185,862	166,729
Commitments and contingencies
Stockholders’ equity
Preferred stock, $0.001 par value	—	—
Authorized shares — 10,000,000
Issued and outstanding — none
Class A common stock, $0.001 par value	18	18
Authorized shares — 450,000,000
Issued — 18,271,293 and 17,933,825
Outstanding — 17,593,198 and 16,368,452
Class B common stock, $0.001 par value	46	47
Authorized shares — 150,000,000
Issued and outstanding — 45,717,216 and 46,753,841
Additional paid-in capital	182,744	125,386
Accumulated deficit	(91,751)	(50,566)
Treasury stock, at cost; 678,095 and 1,565,373 shares held	(8,920)	(21,046)
Total stockholders' equity attributable to Viant Technology Inc.	82,137	53,839
Noncontrolling interests	206,664	220,236
Total equity	288,801	274,075
Total liabilities and stockholders’ equity	$474,663	$440,804

VIANT TECHNOLOGY INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited; in thousands)

	Year Ended December 31,
	2025	2024
Cash flows from operating activities:
Net income	$24,096	$12,452
Adjustments to reconcile income to net cash provided by operating activities:
Depreciation and amortization	18,702	16,461
Stock-based compensation	24,840	21,034
Provision for doubtful accounts	622	1,420
Loss on disposal of assets	94	25
Noncash lease expense	4,207	4,019
Deferred taxes	(14,685)	—
TRA remeasurement expense	10,890	—
Changes in operating assets and liabilities:
Accounts receivable	(30,812)	(30,233)
Prepaid expenses and other assets	2,920	(3,904)
Accounts payable	12,158	23,792
Accrued liabilities	3,560	7,875
Accrued compensation	1,613	939
Deferred revenue	2	161
Operating lease liabilities	(4,493)	(4,114)
Other liabilities	(1,107)	1,840
Net cash provided by operating activities	52,607	51,767
Cash flows from investing activities:
Purchases of property and equipment	(926)	(2,498)
Capitalized software development costs	(17,367)	(15,246)
Cash paid for acquisitions	(549)	(10,000)
Cash paid for investments	(3,500)	—
Net cash used in investing activities	(22,342)	(27,744)
Cash flows from financing activities:
Repurchase of stock related to tax withholdings on vested equity awards	(3,232)	(10,658)
Repurchase of stock related to the stock repurchase program	(38,090)	(21,570)
Payment of member tax distributions	(6,606)	(5,953)
Proceeds from the exercise of stock options	3,766	3,074
Payment of offering costs	—	(326)
Net cash used in financing activities	(44,162)	(35,433)
Net decrease in cash and cash equivalents	(13,897)	(11,410)
Cash and cash equivalents at beginning of period	205,048	216,458
Cash and cash equivalents at end of period	$191,151	$205,048

Non-GAAP Financial Measures
To provide investors and others with additional information regarding Viant’s results, we have included in this press release the following financial measures that are not calculated in accordance with GAAP: contribution ex-TAC, non-GAAP operating expenses, adjusted EBITDA, adjusted EBITDA as a percentage of contribution ex-TAC, non-GAAP net income (loss) and non-GAAP earnings (loss) per share of Class A common stock—basic and diluted. The Company’s management believes that this information can assist investors in evaluating the Company’s operational trends, financial performance, and cash generating capacity. Management believes these non-GAAP financial measures allow investors to evaluate the Company’s financial performance using some of the same measures as management.
Contribution ex-TAC is a non-GAAP financial measure. Gross profit is the most comparable GAAP financial measure, which is calculated as revenue less platform operations expense. In calculating contribution ex-TAC, we add back other platform operations expense to gross profit. Contribution ex-TAC is a key profitability measure used by our management and board of directors to understand and evaluate our operating performance and trends, develop short- and long-term operational plans and make strategic decisions regarding the allocation of capital. “Traffic acquisition costs” or “TAC” represents amounts incurred and payable to suppliers for the cost of advertising media, third-party data and other add-on features related to our fixed cost per mille pricing option and certain arrangements related to our percentage of spend pricing option. In particular, we believe that contribution ex-TAC can provide a measure of period-to-period comparisons for all pricing options within our business. Accordingly, we believe that this measure provides information to investors and the market in understanding and evaluating our operating results in the same manner as our management and board of directors.
Non-GAAP operating expenses is a non-GAAP financial measure. Total operating expenses is the most comparable GAAP financial measure. Non-GAAP operating expenses is defined by us as total operating expenses plus other expense (income), net, less TAC, stock-based compensation, depreciation, amortization, and certain other items that are not related to our core operations, such as restructuring and other charges, transaction expense and non-operational media purchases. Non-GAAP operating expenses is a key component in calculating adjusted EBITDA, which is one of the measures we use to provide our business outlook to the investment community. Additionally, non-GAAP operating expenses is used by our management and board of directors to understand and evaluate our operating performance and trends, to prepare and approve our annual budget and to develop short- and long-term operational plans. We believe that the elimination of TAC, stock-based compensation, depreciation, amortization and certain other items not related to our core operations provides another measure for period-to-period comparisons of our business, provides additional insight into our core controllable costs, and is a useful metric for investors because it allows them to evaluate our operational performance in the same manner as our management and board of directors.
Adjusted EBITDA is a non-GAAP financial measure defined by us as net income (loss) before interest expense (income), net, income tax benefit (expense), depreciation, amortization, stock-based compensation and certain other items that are not related to our core operations, such as restructuring and other charges, transaction expense, non-operational media purchases, Tax Receivable Agreement (the "TRA") remeasurement expense, and employee retention credit. Net income (loss) is the most comparable GAAP financial measure. Adjusted EBITDA as a percentage of contribution ex-TAC is a non-GAAP financial measure we calculate by dividing adjusted EBITDA by contribution ex-TAC for the period or periods presented. Net income (loss) as a percentage of gross profit is the most comparable GAAP financial measure.
Adjusted EBITDA and adjusted EBITDA as a percentage of contribution ex-TAC are used by our management and board of directors to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget and to develop short- and long-term operational plans. In particular, we believe that the exclusion of the amounts eliminated in calculating adjusted EBITDA can provide a measure for period-to-period comparisons of our business. Adjusted EBITDA as a percentage of contribution ex-TAC, a non-GAAP financial measure, is used by our management and board of directors to evaluate adjusted EBITDA relative to our profitability after costs that are directly variable to revenues, which comprise TAC. Accordingly, we believe that adjusted EBITDA and adjusted EBITDA as a percentage of contribution ex-TAC provide information to investors and the market in understanding and evaluating our operating results in the same manner as our management and board of directors.
Non-GAAP net income (loss) is a non-GAAP financial measure defined by us as net income (loss) adjusted to eliminate the impact of stock-based compensation and certain other items that are not related to our core operations, such as restructuring and other charges, transaction expense, non-operational media purchases, TRA remeasurement expense, income tax benefit resulting from the release of the valuation allowance and employee retention credit, as well as the income tax effect of these adjustments. Net income (loss) is the most comparable GAAP financial measure. Non-GAAP net income (loss) is a key measure used by our management and board of directors to evaluate operating performance, generate future operating plans and make strategic decisions regarding the allocation of capital. In particular, we believe that the elimination of stock-based compensation and certain other items that are not related to our core operations provides measures for period-to-period comparisons of our business and additional insight into our core controllable costs. Accordingly, we believe that non-GAAP net income (loss) provides information to investors and the market generally in understanding and evaluating our results of operations in the same manner as our management and board of directors.
Non-GAAP earnings (loss) per share of Class A common stock—basic and diluted is a non-GAAP financial measure defined by us as earnings (loss) per share of Class A common stock—basic and diluted, adjusted to eliminate the impact of stock-based compensation and certain other items that are not related to our core operations, such as restructuring and other charges, transaction expense, non-operational media purchases, TRA remeasurement expense, income tax benefit resulting from the release of the valuation allowance and employee retention credit, as well as the income tax effect of these adjustments. Earnings (loss) per share of Class A common stock—basic and diluted is the most comparable GAAP financial measure. Non-GAAP earnings (loss) per share of Class A common stock—basic and diluted is used by our management and board of directors to evaluate operating performance, generate future operating plans and make strategic decisions regarding the allocation of capital. In particular, we believe that the elimination of stock-based compensation and certain other items that are not related to our core operations provides measures for period-to-period comparisons of our business and provides additional insight into our core controllable costs. Accordingly, we believe that non-GAAP earnings (loss) per share of Class A common stock—basic and diluted provides information to investors and the market generally that aids in the understanding and evaluation of our results of operations in the same manner as our management and board of directors.
Basic non-GAAP earnings (loss) per share of Class A common stock is calculated by dividing the non-GAAP net income (loss) attributable to Class A common stockholders by the number of weighted-average shares of Class A common stock outstanding. Shares of our Class B common stock do not share in our earnings or losses and are therefore not participating securities. As such, separate presentation of basic and diluted non-GAAP earnings (loss) of Class B common stock under the two-class method has not been presented.
Diluted non-GAAP earnings (loss) per share of Class A common stock adjusts the basic non-GAAP earnings (loss) per share for the potential dilutive impact of shares of Class A common stock such as equity awards using the treasury-stock method and Class B common stock using the if-converted method. Diluted non-GAAP earnings (loss) per share of Class A common stock considers the impact of potentially dilutive securities except in periods in which there is a loss because the inclusion of the potential common shares would have an anti-dilutive effect. Shares of our Class B common stock, restricted stock units ("RSUs") and nonqualified stock options ("NQSOs") are considered potentially dilutive shares of Class A common stock.
These non-GAAP financial measures should be considered in addition to, not as a substitute for or in isolation from, the Company’s financial information calculated in accordance with GAAP and should not be considered measures of the Company’s liquidity. Further, these non-GAAP financial measures as defined by the Company may not be comparable to similar non-GAAP financial measures presented by other companies, including peer companies, and therefore comparability may be limited. The presentation of such measures, which may include adjustments to exclude unusual or non-recurring items, should not be construed as an inference that the Company’s future results, cash flows or leverage will be unaffected by other unusual or non-recurring items. Management encourages investors and others to review Viant’s financial information in its entirety and not rely on a single financial measure.
Reconciliation of Non-GAAP Financial Measures
The following tables show the reconciliations of the Company’s non-GAAP financial measures contained in this press release to the most directly comparable GAAP financial measures.
The following table presents the calculation of gross profit and the reconciliation of gross profit to contribution ex-TAC for the periods presented (unaudited; in thousands):

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
Revenue	$110,124	$90,054	$344,201	$289,235
Less: Platform operations	(58,823)	(47,564)	(186,616)	(157,164)
Gross profit	51,301	42,490	157,585	132,071
Add: Other platform operations	13,259	11,869	51,067	45,319
Contribution ex-TAC	$64,560	$54,359	$208,652	$177,390
The following table presents a reconciliation of total operating expenses to non-GAAP operating expenses for the periods presented (unaudited; in thousands):

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
Operating expenses:
Platform operations	$58,823	$47,564	$186,616	$157,164
Sales and marketing	18,348	14,756	64,801	53,750
Technology and development	8,229	7,062	30,534	23,740
General and administrative	12,030	14,769	50,172	51,103
Total operating expenses	97,430	84,151	332,123	285,757
Add:
Other expense, net	1	8	1	12
Less:
Traffic acquisition costs	(45,564)	(35,695)	(135,549)	(111,845)
Stock-based compensation	(6,431)	(5,728)	(24,840)	(21,034)
Depreciation and amortization	(5,012)	(4,110)	(18,702)	(16,461)
Restructuring and other(1)	(526)	—	(526)	(467)
Transaction expense(2)	(49)	(1,358)	(716)	(1,742)
Non-operational media purchases(3)	—	—	(563)	(1,271)
Non-GAAP operating expenses	$39,849	$37,268	$151,228	$132,949
(1)Restructuring and other for the three months and year ended December 31, 2025 includes severance and other charges incurred in connection with organizational restructuring initiatives and for the year ended December 31, 2024 is related to aligning our workforce with our strategic performance goals.
(2)Transaction expense consists of costs incurred related to our contemplated and completed acquisitions for the three months and year ended December 31, 2025 and costs incurred related to our completed acquisition as well as the filing of a "shelf" registration statement on Form S-3 for the three months and year ended December 31, 2024.
(3)Non-operational media purchases reflects costs incurred for non-operating supplier purchases that are not billable to the customer for the years ended December 31, 2025 and 2024.

The following table presents a reconciliation of net income (loss) to adjusted EBITDA for the periods presented (unaudited; in thousands):

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
Net income	$20,463	$7,720	$24,096	$12,452
Add back (less):
Interest income, net	(1,428)	(2,088)	(6,099)	(9,235)
Provision for (benefit from) income taxes	(14,062)	263	(13,965)	249
Depreciation and amortization	5,012	4,110	18,702	16,461
Stock-based compensation	6,431	5,728	24,840	21,034
Restructuring and other(1)	526	—	526	467
Transaction expense(2)	49	1,358	716	1,742
Non-operational media purchases(3)	—	—	563	1,271
TRA remeasurement expense(4)	10,565	—	10,890	—
Employee retention credit(5)	(2,845)	—	(2,845)	—
Adjusted EBITDA	$24,711	$17,091	$57,424	$44,441
(1)Restructuring and other for the three months and year ended December 31, 2025 includes severance and other charges incurred in connection with organizational restructuring initiatives and for the year ended December 31, 2024 is related to aligning our workforce with our strategic performance goals.
(2)Transaction expense consists of costs incurred related to our contemplated and completed acquisitions for the three months and year ended December 31, 2025 and costs incurred related to our completed acquisition as well as the filing of a "shelf" registration statement on Form S-3 for the three months and year ended December 31, 2024.
(3)Non-operational media purchases reflects costs incurred for non-operating supplier purchases that are not billable to the customer for the years ended December 31, 2025 and 2024.
(4)TRA remeasurement expense reflects the remeasurement of the TRA liability for the three months and year ended December 31, 2025.
(5)Employee retention credit represents proceeds from a government grant enacted under the CARES Act for the three months and year ended December 31, 2025.
The following table presents the calculation of net income (loss) as a percentage of gross profit and the calculation of adjusted EBITDA as a percentage of contribution ex-TAC for the periods presented (unaudited; in thousands, except percentages):

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
Gross profit	$51,301	$42,490	$157,585	$132,071
Net income	$20,463	$7,720	$24,096	$12,452
Net income as a percentage of gross profit	40%	18%	15%	9%
Contribution ex-TAC	$64,560	$54,359	$208,652	$177,390
Adjusted EBITDA	$24,711	$17,091	$57,424	$44,441
Adjusted EBITDA as a percentage of contribution ex-TAC	38%	31%	28%	25%
The following table presents a reconciliation of net income (loss) to non-GAAP net income (loss) for the periods presented (unaudited; in thousands):

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
Net income	$20,463	$7,720	$24,096	$12,452
Add back (less):
Stock-based compensation	6,431	5,728	24,840	21,034
Restructuring and other(1)	526	—	526	467
Transaction expense(2)	49	1,358	716	1,742
Non-operational media purchases(3)	—	—	563	1,271
TRA remeasurement expense(4)	10,565	—	10,890	—
Income tax benefit resulting from the release of the valuation allowance	(14,685)	—	(14,685)	—
Employee retention credit(5)	(2,845)	—	(2,845)	—
Income tax expense (benefit) related to Viant Technology Inc.’s share of non-GAAP pre-tax income (loss)(6)	(1,519)	(975)	(3,005)	(2,305)
Non-GAAP net income	$18,985	$13,831	$41,096	$34,661
(1)Restructuring and other for the three months and year ended December 31, 2025 includes severance and other charges incurred in connection with organizational restructuring initiatives and for the year ended December 31, 2024 is related to aligning our workforce with our strategic performance goals.
(2)Transaction expense consists of costs incurred related to our contemplated and completed acquisitions for the three months and year ended December 31, 2025 and costs incurred related to our completed acquisition as well as the filing of a "shelf" registration statement on Form S-3 for the three months and year ended December 31, 2024.
(3)Non-operational media purchases reflects costs incurred for non-operating supplier purchases that are not billable to the customer for the years ended December 31, 2025 and 2024.
(4)TRA remeasurement expense reflects the remeasurement of the TRA liability for the three months and year ended December 31, 2025.
(5)Employee retention credit represents proceeds from a government grant enacted under the CARES Act for the three months and year ended December 31, 2025.
(6)The estimated income tax effect of our share of income (loss) after non-GAAP reconciling items for the three months and years ended December 31, 2025 and 2024 is calculated using assumed blended tax rates of 25% and 25%, respectively, which represent our expected corporate tax rate, excluding discrete and non-recurring tax items.

The following tables present a reconciliation of earnings (loss) per share of Class A common stock—basic and diluted to non-GAAP earnings (loss) per share of Class A common stock—basic and diluted for the periods presented (unaudited; in thousands, except per share data):

	Year Ended December 31, 2025			Year Ended December 31, 2024
	Earnings (Loss) per Share	Adjustments	Non-GAAP Earnings (Loss) per Share	Earnings (Loss) per Share	Adjustments	Non-GAAP Earnings (Loss) per Share
Numerator
Net income	$24,096	$—	$24,096	$12,452	$—	$12,452
Adjustments:
Add back: Stock-based compensation	—	24,840	24,840	—	21,034	21,034
Add back: Restructuring and other(1)	—	526	526	—	467	467
Add back: Transaction expense(2)	—	716	716	—	1,742	1,742
Add back: Non-operational media purchases(3)	—	563	563	—	1,271	1,271
Add back: TRA remeasurement expense(4)	—	10,890	10,890	—	—	—
Less: Income tax benefit resulting from the release of the valuation allowance	—	(14,685)	(14,685)	—	—	—
Less: Employee retention credit(5)	—	(2,845)	(2,845)	—	—	—
Income tax expense (benefit) related to Viant Technology Inc.’s share of non-GAAP pre-tax income (loss)(6)	—	(3,005)	(3,005)	—	(2,305)	(2,305)
Non-GAAP net income	24,096	17,000	41,096	12,452	22,209	34,661
Less: Net income attributable to noncontrolling interests(7)	15,744	17,176	32,920	10,090	17,857	27,947
Net income attributable to Viant Technology Inc.—basic	8,352	(176)	8,176	2,362	4,352	6,714
Add back: Reallocation of net income attributable to noncontrolling interest from the assumed exchange of RSUs and NQSOs for Class A common stock	—	1,416	1,416	712	1,013	1,725
Income tax benefit (expense) from the assumed exchange of RSUs and NQSOs for Class A common stock	—	(357)	(357)	(177)	(252)	(429)
Add back (less): Net income attributable to noncontrolling interests(7)	15,744	(15,744)	—	—	—	—
Net income attributable to Viant Technology Inc.—diluted	$24,096	$(14,861)	$9,235	$2,897	$5,113	$8,010
Denominator
Weighted-average shares of Class A common stock outstanding—basic	16,422		16,422	16,221		16,221
Effect of dilutive securities:
RSUs	1,794		1,794	2,125		2,125
NQSOs	2,328		2,328	2,120		2,120
Shares of Class B common stock	46,432		—	—		—
Weighted-average shares of Class A common stock outstanding—diluted	66,976		20,544	20,466		20,466

Earnings (loss) per share of Class A common stock—basic	$0.51		$0.50	$0.15		$0.41
Earnings (loss) per share of Class A common stock—diluted	$0.36		$0.45	$0.14		$0.39

Anti-dilutive shares excluded from earnings (loss) per share of Class A common stock—diluted:
RSUs	—		—	—		—
NQSOs	—		—	—		—
Shares of Class B common stock	—		45,717	46,754		46,754
Total shares excluded from earnings (loss) per share of Class A common stock—diluted	—		45,717	46,754		46,754
(1)Restructuring and other for the year ended December 31, 2025 includes severance and other charges incurred in connection with organizational restructuring initiatives and for the year ended December 31, 2024 is related to aligning our workforce with our strategic performance goals.
(2)Transaction expense consists of costs incurred related to our contemplated and completed acquisitions for the year ended December 31, 2025 and costs incurred related to our completed acquisition as well as the filing of a "shelf" registration statement on Form S-3 for the year ended December 31, 2024.
(3)Non-operational media purchases reflects costs incurred for non-operating supplier purchases that are not billable to the customer for the years ended December 31, 2025 and 2024.
(4)TRA remeasurement expense reflects the remeasurement of the TRA liability for the year ended December 31, 2025.
(5)Employee retention credit represents proceeds from a government grant enacted under the CARES Act for the year ended December 31, 2025.
(6)The estimated income tax effect of our share of income (loss) after non-GAAP reconciling items for the years ended December 31, 2025 and 2024 is calculated using assumed blended tax rates of 25% and 25%, respectively, which represent our expected corporate tax rate, excluding discrete and non-recurring tax items.
(7)The adjustment to net income attributable to noncontrolling interests represents stock-based compensation, restructuring and other charges, transaction expense, non-operational media purchases and employee retention credit attributed to the noncontrolling interests outstanding during the period.

	Three Months Ended December 31, 2025			Three Months Ended December 31, 2024
	Earnings (Loss) per Share	Adjustments	Non-GAAP Earnings (Loss) per Share	Earnings (Loss) per Share	Adjustments	Non-GAAP Earnings (Loss) per Share
Numerator
Net income	$20,463	$—	$20,463	$7,720	$—	$7,720
Adjustments:
Add back: Stock-based compensation	—	6,431	6,431	—	5,728	5,728
Add back: Restructuring and other(1)	—	526	526	—	—	—
Add back: Transaction expense(2)	—	49	49	—	1,358	1,358
Add back: TRA remeasurement expense(3)	—	10,565	10,565	—	—	—
Less: Income tax benefit resulting from the release of the valuation allowance	—	(14,685)	(14,685)	—	—	—
Less: Employee retention credit(4)	—	(2,845)	(2,845)	—	—	—
Income tax expense (benefit) related to Viant Technology Inc.’s share of non-GAAP pre-tax income(5)	—	(1,519)	(1,519)	—	(975)	(975)
Non-GAAP net income	20,463	(1,478)	18,985	7,720	6,111	13,831
Less: Net income attributable to noncontrolling interests(6)	12,207	2,903	15,109	5,973	5,174	11,147
Net income attributable to Viant Technology Inc.—basic	8,256	(4,381)	3,876	1,747	937	2,684
Add back: Reallocation of net income attributable to noncontrolling interest from the assumed exchange of RSUs and NQSOs for Class A common stock	—	561	561	469	405	874
Income tax benefit (expense) from the assumed exchange of RSUs and NQSOs for Class A common stock	—	(142)	(142)	(117)	(101)	(218)
Add back: Net income attributable to noncontrolling interests(6)	12,207	(12,207)	—	—	—	—
Net income attributable to Viant Technology Inc.—diluted	$20,463	$(16,169)	$4,295	$2,099	$1,241	$3,340
Denominator
Weighted-average shares of Class A common stock outstanding—basic	16,919		16,919	16,166		16,166
Effect of dilutive securities:
RSUs	666		666	2,413		2,413
NQSOs	1,723		1,723	3,054		3,054
Shares of Class B common stock	45,748		—	—		—
Weighted-average shares of Class A common stock outstanding—diluted	65,056		19,308	21,633		21,633

Earnings (loss) per share of Class A common stock—basic	$0.49		$0.23	$0.11		$0.17
Earnings (loss) per share of Class A common stock—diluted	$0.31		$0.22	$0.10		$0.15

Anti-dilutive shares excluded from earnings (loss) per share of Class A common stock—diluted:
RSUs	—		—	—		—
NQSOs	—		—	—		—
Shares of Class B common stock	—		45,717	46,754		46,754
Total shares excluded from earnings (loss) per share of Class A common stock—diluted	—		45,717	46,754		46,754
(1)Restructuring and other for the three months ended December 31, 2025 includes severance and other charges incurred in connection with organizational restructuring initiatives.
(2)Transaction expense consists of costs incurred related to our contemplated acquisitions for the three months ended December 31, 2025 and costs incurred related to our completed acquisition as well as filing of a "shelf" registration statement on Form S-3 for the three months ended December 31, 2024.
(3)TRA remeasurement expense reflects the remeasurement of the TRA liability for the three months ended December 31, 2025.
(4)Employee retention credit represents proceeds from a government grant enacted under the CARES Act for the three months ended December 31, 2025.
(5)The estimated income tax effect of our share of income after non-GAAP reconciling items for the three months ended December 31, 2025 and 2024 is calculated using assumed blended tax rates of 25% and 25%, respectively, which represent our expected corporate tax rate, excluding discrete and non-recurring tax items.
(6)The adjustment to net income attributable to noncontrolling interests represents stock-based compensation, restructuring and other charges, transaction expense and employee retention credit attributed to the noncontrolling interests outstanding during the period.